                                                                    Exhibit 10.3

                                                                          [logo]


                                                        Dated: November 30, 2006

                              Rate Swap Transaction

                           Re: BNY Reference No. 38571
                               -----------------------

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate swap Transaction entered into on the Trade Date specified below (the "Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York and Wells Fargo Bank, N.A., not individually, but solely as Supplemental Interest Trust Trustee on behalf of the Banc of America Funding 2006-I Supplemental Interest Trust (the "Counterparty"). The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of November 30, 2006, as amended and supplemented from time to time (the "Agreement"), between The Bank of New York and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

              Type of Transaction:             Rate Swap

              Notional Amount:                 With respect to any Calculation
                                               Period the amount set forth for
                                               such period on Schedule I
                                               attached.

              Trade Date:                      November 20, 2006

              Effective Date:                  November 30, 2006

              Termination Date:                November 20, 2011

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Page 2 of 8


       Fixed Amounts:

              Fixed Rate Payer:                Counterparty

              Fixed Rate:                      5.015%

              Fixed Rate Payer
              Period End Dates:                The  20th  calendar  day of  each
                                               month during  the  Term  of  this
                                               Transaction, commencing  December
                                               20,   2006,  and  ending  on  the
                                               Termination    Date    with    No
                                               Adjustments.

              Fixed Rate Payer
              Payment Dates:                   The  20th  calendar  day  of each
                                               month during  the  Term  of  this
                                               Transaction, commencing  December
                                               20,   2006,  and  ending  on  the
                                               Termination    Date    with    No
                                               Adjustments.   Subject   to   the
                                               Payment Netting Provision  as set
                                               out below.

              Fixed Rate Day
              Count Fraction:                  30/360

       Floating Amounts:

              Floating Rate Payer:             BNY

              Floating Rate Payer
              Period End Dates:                The  20th  calendar  day  of each
                                               month during  the  Term  of  this
                                               Transaction, commencing  December
                                               20,  2006,  and   ending  on  the
                                               Termination    Date    with    No
                                               Adjustment.

              Floating Rate Payer
              Payment Dates:                   Early    Payment     shall     be
                                               applicable.  Subject    to    the
                                               Payment  Netting  Provision, each
                                               Floating  Rate Payer Payment Date
                                               shall be  one  (1)  Business  Day
                                               preceding  the  related  Floating
                                               Rate  Payer   Period   End  Date.

              Floating Rate Option:            USD-LIBOR-BBA

              Designated Maturity:             One month

              Floating Rate Day
              Count Fraction:                  Actual/360

              Reset Dates:                     The first day of each Calculation
                                               Period

              Compounding:                     Inapplicable

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Page 3 of 8


       Additional Terms:

              Business Days:                   New York

              Calculation Agent:               BNY

              Payment Netting Provision:       For  purposes  of Section 2(c) of
                                               the Agreement, any amount payable
                                               by the Fixed Rate  Payer  on  any
                                               Fixed  Rate  Payer  Payment  Date
                                               (each, a "  Relevant  Fixed  Rate
                                               Payer Payment   Date")  shall  be
                                               netted against any amount payable
                                               by the Floating Rate Payer on the
                                               Floating Rate  Payer Payment Date
                                               that relates to the Floating Rate
                                               Payer Calculation Period that has
                                               the same  Period End Dates as the
                                               Period End Dates  for  the  Fixed
                                               Rate Payer  Calculation Period to
                                               which  the  Relevant  Fixed  Rate
                                               Payer  Payment Date  relates even
                                               though the Relevant   Fixed  Rate
                                               Payer  Payment   Date   and   its
                                               related   Floating    Rate  Payer
                                               Payment Date  may  be   different
                                               dates,  and the  party  with  the
                                               larger payable  amount  shall, on
                                               such party's Payment Date, make a
                                               payment to the other party  in an
                                               amount  equal   to    the     net
                                               difference   between    the   two
                                               payable amounts.

              Account Details and
              Settlement Information:          Payments to BNY:
                                               The Bank of New York
                                               Derivative Products Support
                                                  Department
                                               32 Old Slip, 16th Floor
                                               New York, New York 10286
                                               Attention: Renee Etheart
                                               ABA #021000018
                                               Account #890-0068-175
                                               Reference: Interest Rate Swaps

                                               Payments to Counterparty:

                                               Wells Fargo Bank, N.A.
                                               San Francisco, CA
                                               ABA #: 121000248
                                               Acct #: 3970771416
                                               Account Name: Corporate Trust
                                                  Clearing
                                               FFC #: 50964201
                                               Ref: Banc of America Funding
                                                    2006-I, Swap Account


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Page 4 of 8


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to
Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK


By: _______________________________

    Name:
    Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE BANC OF AMERICA FUNDING 2006-I SUPPLEMENTAL INTEREST TRUST



By:_______________________________

   Name:
   Title:

                                   SCHEDULE I


--------------------------------------------------------------------------------
   Accrual Start Date      Accrual End Date        Notional Amount (in USD)
--------------------------------------------------------------------------------
       20-Nov-06              20-Dec-06                 529,698,020.25
--------------------------------------------------------------------------------
       20-Dec-06              20-Jan-07                 514,925,849.03
--------------------------------------------------------------------------------
       20-Jan-07              20-Feb-07                 500,866,677.60
--------------------------------------------------------------------------------
       20-Feb-07              20-Mar-07                 487,316,203.21
--------------------------------------------------------------------------------
       20-Mar-07              20-Apr-07                 474,146,524.79
--------------------------------------------------------------------------------
       20-Apr-07              20-May-07                 461,313,056.91
--------------------------------------------------------------------------------
       20-May-07              20-Jun-07                 448,777,575.95
--------------------------------------------------------------------------------
       20-Jun-07              20-Jul-07                 436,506,318.14
--------------------------------------------------------------------------------
       20-Jul-07              20-Aug-07                 424,469,838.80
--------------------------------------------------------------------------------
       20-Aug-07              20-Sep-07                 412,642,089.85
--------------------------------------------------------------------------------
       20-Sep-07              20-Oct-07                 400,990,519.19
--------------------------------------------------------------------------------
       20-Oct-07              20-Nov-07                 389,510,985.07
--------------------------------------------------------------------------------
       20-Nov-07              20-Dec-07                 378,220,730.48
--------------------------------------------------------------------------------
       20-Dec-07              20-Jan-08                 367,186,847.73
--------------------------------------------------------------------------------
       20-Jan-08              20-Feb-08                 356,393,049.71
--------------------------------------------------------------------------------
       20-Feb-08              20-Mar-08                 345,825,135.20
--------------------------------------------------------------------------------
       20-Mar-08              20-Apr-08                 335,470,795.69
--------------------------------------------------------------------------------
       20-Apr-08              20-May-08                 325,319,436.43
--------------------------------------------------------------------------------
       20-May-08              20-Jun-08                 315,362,010.53
--------------------------------------------------------------------------------
       20-Jun-08              20-Jul-08                 305,591,104.44
--------------------------------------------------------------------------------
       20-Jul-08              20-Aug-08                 296,000,291.27
--------------------------------------------------------------------------------
       20-Aug-08              20-Sep-08                 286,584,213.19
--------------------------------------------------------------------------------
       20-Sep-08              20-Oct-08                 277,330,886.69
--------------------------------------------------------------------------------
       20-Oct-08              20-Nov-08                 268,244,377.27
--------------------------------------------------------------------------------
       20-Nov-08              20-Dec-08                 259,323,698.26
--------------------------------------------------------------------------------
       20-Dec-08              20-Jan-09                 250,568,453.80
--------------------------------------------------------------------------------
       20-Jan-09              20-Feb-09                 241,976,698.48
--------------------------------------------------------------------------------
       20-Feb-09              20-Mar-09                 233,552,838.49
--------------------------------------------------------------------------------
       20-Mar-09              20-Apr-09                 225,294,742.21
--------------------------------------------------------------------------------
       20-Apr-09              20-May-09                 217,201,077.65
--------------------------------------------------------------------------------
       20-May-09              20-Jun-09                 209,272,394.37
--------------------------------------------------------------------------------
       20-Jun-09              20-Jul-09                 201,504,577.75
--------------------------------------------------------------------------------
       20-Jul-09              20-Aug-09                 193,900,638.87
--------------------------------------------------------------------------------

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Page 8 of 8

--------------------------------------------------------------------------------
       20-Aug-09              20-Sep-09                 186,459,142.79
--------------------------------------------------------------------------------
       20-Sep-09              20-Oct-09                 179,175,892.87
--------------------------------------------------------------------------------
       20-Oct-09              20-Nov-09                 172,054,159.02
--------------------------------------------------------------------------------
       20-Nov-09              20-Dec-09                 165,118,357.19
--------------------------------------------------------------------------------
       20-Dec-09              20-Jan-10                 153,076,756.32
--------------------------------------------------------------------------------
       20-Jan-10              20-Feb-10                 147,074,213.73
--------------------------------------------------------------------------------
       20-Feb-10              20-Mar-10                 141,282,169.16
--------------------------------------------------------------------------------
       20-Mar-10              20-Apr-10                 135,693,888.69
--------------------------------------------------------------------------------
       20-Apr-10              20-May-10                 130,325,000.79
--------------------------------------------------------------------------------
       20-May-10              20-Jun-10                 125,207,723.62
--------------------------------------------------------------------------------
       20-Jun-10              20-Jul-10                 120,317,324.40
--------------------------------------------------------------------------------
       20-Jul-10              20-Aug-10                 115,636,412.28
--------------------------------------------------------------------------------
       20-Aug-10              20-Sep-10                 111,150,276.25
--------------------------------------------------------------------------------
       20-Sep-10              20-Oct-10                 106,846,651.24
--------------------------------------------------------------------------------
       20-Oct-10              20-Nov-10                 102,711,399.85
--------------------------------------------------------------------------------
       20-Nov-10              20-Dec-10                  98,732,728.94
--------------------------------------------------------------------------------
       20-Dec-10              20-Jan-11                  94,901,763.76
--------------------------------------------------------------------------------
       20-Jan-11              20-Feb-11                  91,214,275.59
--------------------------------------------------------------------------------
       20-Feb-11              20-Mar-11                  87,664,124.93
--------------------------------------------------------------------------------
       20-Mar-11              20-Apr-11                  84,251,974.27
--------------------------------------------------------------------------------
       20-Apr-11              20-May-11                  80,977,231.45
--------------------------------------------------------------------------------
       20-May-11              20-Jun-11                  77,819,883.49
--------------------------------------------------------------------------------
       20-Jun-11              20-Jul-11                  74,774,668.96
--------------------------------------------------------------------------------
       20-Jul-11              20-Aug-11                  71,832,483.16
--------------------------------------------------------------------------------
       20-Aug-11              20-Sep-11                  68,987,170.63
--------------------------------------------------------------------------------
       20-Sep-11              20-Oct-11                  66,230,815.47
--------------------------------------------------------------------------------
       20-Oct-11              20-Nov-11                  63,562,172.75
--------------------------------------------------------------------------------

(Multicurrency--Cross Border)
                                     ISDA(R)
              International Swap and Derivatives Association, Inc.
                                MASTER AGREEMENT


                          dated as of November 30, 2006
                                      -----------------
      THE BANK OF NEW YORK        and   WELLS FARGO BANK, N.A.,
                                        not in its individual capacity, but
                                        solely as Supplemental Interest Trust
                                        Trustee on behalf of the Banc of America
                                        Funding Corporation 2006-I Supplemental
                                        Interest Trust

established as a banking organization   The Supplemental Interest Trust is a
under the laws of the State of New      common law trust established under the
York.                                   laws.

      ("Party A")                                ("Party B")

-------------------------------------   ----------------------------------------
have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.  Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.  Obligations

(a) General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  Netting. If on any date amounts would otherwise be payable:--

     (i) in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                    (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                    (B) the  failure of a  representation  made by Y pursuant to
                    Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

    (ii)  Liability. If:--

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.  Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.  Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation; and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.  Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.  Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) Transfer to Avoid  Termination  Event.  If either an Illegality  under
     Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)( 1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) Right to Terminate. If:--

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

     (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) Events of Default. If the Early Termination Date results from an Event of Default:--

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

          Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2)  Two Affected Parties. If there are two Affected Parties:--

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

     If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.  Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.  Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.  Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or reenactment thereof for the time being in force) nor will the bringing of
Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section  2(b),  in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a) (iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


           THE BANK OF NEW YORK            WELLS FARGO BANK, N.A., not in its
                                           individual capacity, but solely as
                                           Supplemental Interest Trust Trustee
                                           on behalf of the Banc of America
                                           Funding Corporation 2006-I
                                           Supplemental Interest Trust


By:_________________________________       By:__________________________________
Name:                                      Name:
Title:                                     Title:
Date:                                      Date:

(Multicurrency -- Cross Border)

                                     ISDA(R)

                  International Swap Dealers Association, Inc.

                                    SCHEDULE
                                     to the
                                Master Agreement
                          dated as of November 30, 2006

                                     between

      THE BANK OF NEW YORK      and           WELLS FARGO BANK, N.A.,
                                              not in its individual capacity,
                                              but solely as Supplemental
                                              Interest TrustTrustee on behalf
                                              of the Banc of America
                                              Funding Corporation
                                              2006-I Supplemental
                                              Interest Trust

established as a banking organization         The Supplemental Interest Trust is
under the laws of the State of New York       a common law trust established
                                              under the laws of the
                                              State of New York.
           ("Party A")                               ("Party B")
  ----------------------------                -------------------------------


Certain Definitions. Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement, dated November 30, 2006, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A, as Master Servicer and Securities Administrator, and U.S. Bank National Association, as Trustee (the "Pooling and Servicing Agreement") have the meanings assigned therein. In the event of any inconsistency between the terms of this Agreement and the terms of the Pooling and Servicing Agreement, this Agreement will govern.

Part 1.  Termination Provisions.

(a) "Specified Entity" in relation to Party A or Party B shall mean: none.

(b) "Specified Transaction" will have the meaning specified in Section 14.

(c) Applicability. The following provisions apply or do not apply to the parties as specified below:

         (i) Section 5(a)(i) (Failure to Pay or Deliver):

                  (A) will apply to Party A; and

                  (B) will apply to Party B.

         (ii) Section 5(a)(ii) (Breach of Agreement):

                  (A) will apply to Party A; and

                  (B) will not apply to Party B.

         (iii) Section 5(a)(iii) (Credit Support Default):

                  (A) will apply to Party A; and

                  (B) will not apply to Party B.

         (iv) Section 5(a)(iv) (Misrepresentation):

                  (A) will apply to Party A; and

                  (B) will not apply to Party B.

         (v) Section 5(a)(v) (Default under Specified Transaction):

                  (A) will not apply to Party A; and

                  (B) will not apply to Party B.

         (vi) Section 5(a)(vi) (Cross Default):

                  (A) will apply to Party A; and

                  (B) will not apply to Party B.

                  For the purposes of Section 5(a)(vi):

                  "Specified Indebtedness" will have the meaning specified in
                  Section 14, except that it shall not include indebtedness in respect of deposits received.

                  "Threshold Amount" means, 3% of consolidated shareholders equity of Party A and its subsidiaries determined in accordance with generally accepted accounting principles of the United States consistently applied as of the last day of the fiscal quarter ended immediately prior to the occurrence or existence of an event for which a Threshold Amount is applicable under Section 5(a)(vi).

         (vii) Section 5(a)(vii) (Bankruptcy):

                  (A) will apply to Party A; and

                  (B) With respect to Party B only, the provisions of Section 5(a)(vii) clause 2 will not be applicable as an Event of Default to the extent such event relates to nonpayment of indebtedness other than that of the related class of Certificates.

         (viii) Section 5(a)(viii) (Merger without Assumption):

                  (A) will apply to Party A; and

                  (B) will apply to Party B.

         (ix) Section 5(b)(i) (Illegality):

                  (A) will apply to Party A; and

                  (B) will apply to Party B.

         (x) Section 5(b)(ii) (Tax Event):

                  (A) will apply to Party A; provided that the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)" shall be deleted; and

                  (B) will apply to Party B.

         (xi) Section 5(b)(iii) (Tax Event upon Merger):

                  (A) will apply to Party A, provided, that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party; and

                  (B) will apply to Party B.

         (xii) Section 5(b)(iv) (Credit Event upon Merger):

                  (A) will not apply to Party A; and

                  (B) will not apply to Party B.

         (xiii) Section 5(b)(v) (Additional Termination Event):

                  (A) will apply to Party A with respect to Part 1(g)(iii) and
                  (iv); and

                  (B) will apply to Party B with respect to Parts 1(g)(i) and
                   (ii).

With respect to the Moody's Rating Condition, notwithstanding Sections 5(a)(i) and 5(a)(iii), any failure by Party A to perform any obligation under the Credit Support Annex hereto shall not be an Event of Default unless a Moody's Ratings Event has occurred and at least 30 Local Business Days have elapsed and such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(d) The "Automatic Early Termination" provision of Section 6(a):

                  (A) will not apply to Party A; and

                  (B) will not apply to Party B.

(e) Payments on Early Termination. For the purpose of Section 6(e), the Second Method and Market Quotation will apply. For such purpose, for so long as the Overcollateralized Certificates are rated by Moody's, if Party A is the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or the Defaulting Party in respect of any Event of Default (but not, in any case, in respect of a Termination Event arising from an Illegality or Tax Event), the following provisions shall apply:

         (i) The definitions of "Market Quotation" and "Settlement Amount" are amended in their entirety to read as follows:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, an offer capable of becoming legally binding upon acceptance made by a Reference Market-maker with ratings that meet the Collateralization Requirement or the Ratings Requirement, as the case may be, for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the "Replacement Transaction"), with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions) (which shall be determined by Party B, acting in a commercially reasonable manner), that would have the effect of preserving the economic equivalent for Party B of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

                  "Settlement Amount" means, with respect to any Early Termination Date: --

                  (a) the Termination Currency Equivalent of the Market Quotation (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is accepted by Party B so as to become legally binding on or before the day falling ten (10) Local Business Days after the day on which the Early Termination Date is designated (or such later day not be later than the Early Termination Date as Party B may specify in writing to Party A); or (if there is no such accepted Market Quotation)

                  (b) Party B's Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

         (ii) Party B and, if request is made in writing within two Local Business Days after the day on which the Early Termination Date is designated, Party A, shall use reasonable efforts to obtain one or more Market Quotations before the date determined pursuant to clause (a) of the definition of "Settlement Amount".

         (iii) Notwithstanding anything to the contrary in Section 6(e)(i)(3) or
         Part 5(g), if the Settlement Amount is a negative number, the Unpaid Amounts of Party A and Party B shall be subject to netting in accordance with Section 2(c).

(f) "Termination Currency" means United States Dollars.

(g) "Additional Termination Event" will apply. The following shall constitute Additional Termination Events, and the party specified shall be the Affected Party with respect thereto:--

         (i) Termination of Trust Fund. The Trust, Supplemental Interest Trust or Trust Fund shall be terminated pursuant to any provision of the Pooling and Servicing Agreement (including, without limitation, by exercise of the option to purchase and giving of notice under Sections
         10.01 and 10.02 of the Pooling and Servicing Agreement). The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust and the Supplemental Interest Trust or Trust Fund is terminated and final payment is made in respect of the Certificates. Each of Party A and Party B may designate an Early Termination Date in respect of this Additional Termination Event. Party B shall be the sole Affected Party.

         (ii) Amendment of Pooling and Servicing Agreement. The amendment of the Pooling and Servicing Agreement in a manner which has a material adverse affect on Party A without first obtaining the prior written consent of Party A (such consent not to be unreasonably withheld), where such consent is required under the Pooling and Servicing Agreement. Party B shall be the sole Affected Party.

         (iii) Collateralization Event or Ratings Event. A Collateralization Event or Ratings Event (as defined in Part 5(j)(i)) has occurred and is continuing and Party A fails to comply with the provisions of Part 5(j)(ii) within the time periods set out therein, and, with respect to a Ratings Event, at least one substitute counterparty has made an offer which remains capable of becoming legally binding upon acceptance to be the Transferee of an assignment, transfer or replacement in accordance with Part 5(j)(B)(1)). Party A shall be the sole Affected Party.

         (iv) Regulation AB. Party A shall fail to comply with the provisions of
         Part 5(k) within the time provided for therein. Party A shall be the sole Affected Party.

Part 2.  Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e), Party A and Party B make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f);

         (ii) the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

         (iii) the satisfaction of the agreement of the other party contained in
         Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f), Party A and Party B make the following representations.

         (i) The following representation will apply to Party A:

                  (x) It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

         (ii) The following representation will apply to Party B:

                  None.

(c) Additional Amounts Not Payable by Party B. Party B shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4).

Part 3.  Agreement to Deliver Documents.  For the purpose of Section 4(a):

(a) Tax forms, documents or certificates to be delivered are:

---------------------------------------------------------------------------------------------------------
Party required to           Form/Document/ Certificate                            Date  by   which  to  be
deliver document                                                                          delivered
---------------------------------------------------------------------------------------------------------
Party A and                 Any form or other document required or                  (i) Prior to the first
Party B                     reasonably requested to allow the other party to        scheduled Distribution
                            make payments under this Agreement without any          Date; (ii) promptly upon
                            deduction or withholding for or on account              reasonable demand by the
                            of any tax or with such deduction or withholding at     other party; and (iii)
                            a reduced rate.                                         promptly upon learning
                                                                                    that any form previously
                                                                                    provided by to the other
                                                                                    party has become obsolete
                                                                                    or incorrect.
--------------------------- ----------------------------------------------------- -------------------------

(b) Other documents to be delivered are:

 ----------------------------------------------------------------------------------------------------------
 Party required to                Form/Document/               Date by which to be       Covered by Section
 deliver document                 Certificate                     delivered              3(d) Representation
 ----------------------------------------------------------------------------------------------------------
 Party A                 A  certificate  of an  authorized     Upon the execution and     Yes
                         officer of the  party,  as to the     delivery of this
                         incumbency  and  authority of the     Agreement
                         respective  officers of the party
                         signing   this   Agreement,   any
                         relevant      Credit      Support
                         Document,  or  any  Confirmation,
                         as the case may be.
 ----------------------- ---------------------------------- -------------------------- ---------------------
 Party B                 (i)  a  copy   of  the   executed     As to (i) within 30 days   Yes
                         Pooling and Servicing  Agreement,     of execution and
                         (ii)  an  incumbency  certificate     delivery of the Pooling
                         verifying  the  true   signatures     and Servicing Agreement
                         and  authority  of the  person or     and as to (ii) and (iii)
                         persons  signing  this  Agreement     upon execution and
                         on  behalf  of Party B, and (iii)     delivery of this
                         a    certified    copy   of   the     Agreement
                         authorizing     resolution    (or
                         equivalent            authorizing
                         documentation)       of       the
                         Supplemental    Interest    Trust
                         Trustee   which  sets  forth  the
                         authority  of each  signatory  to
                         the  Confirmation  signing on its
                         behalf and the  authority of such
                         party to enter into  Transactions
                         contemplated  and  performance of
                         its obligations hereunder.
 ----------------------- ---------------------------------- -------------------------- ---------------------

                                       24

 ----------------------- ---------------------------------- -------------------------- ---------------------
 Party A                 A  copy  of  the  annual  balance     Promptly after request     No.
                         sheet  of  Party A for  the  most     by Party B; provided, if
                         recently  completed  fiscal  year     available on
                         and  publicly  available  in  its     http://www.fdic.gov,
                         regulatory call report.               such delivery is not
                                                               required.
----------------------- ---------------------------------- -------------------------- ---------------------
 Party A                 A    legal    opinion    as    to     Upon the execution and     Yes
                         enforceability  of this Agreement     delivery of this
                         and any  Confirmation  evidencing     Agreement and such
                         a Transaction hereunder.              Confirmation
 ----------------------- ---------------------------------- -------------------------- ---------------------
 Party B                 A   legal   opinion   as  to  the     Upon the execution and     Yes
                         enforceability  of this Agreement     delivery of this
                         and any  Confirmation  evidencing     Agreement and such
                         a Transaction hereunder               Confirmation
 ----------------------- ---------------------------------- -------------------------- ---------------------

Part 4.  Miscellaneous.

(a) Addresses for Notices. For the purpose of Section 12(a) :

         Address for notices or communications to Party A:

         Party A: With respect to any Transaction, to the office(s) specified in the Confirmation related to such Transaction. A copy of any notice or other communication with respect to Sections 5 or 6 should also be sent to the addresses set out below:

                  The Bank of New York
                  Legal Department
                  One Wall Street - 10th Floor
                  New York, New York 10286
                           Attention: General Counsel

         Address for notices or communications to Party B:

                  Address:    Wells Fargo Bank, N.A.,
                              not in its individual capacity, but solely
                              as Supplemental Interest Trust Trustee on
                              behalf of the Banc of America Funding
                              Corporation 2006-I Supplemental Interest
                              Trust 9062 Old Annapolis Rd.
                              Columbia, Maryland 21045
                  Attention:  Client Manager - Banc of America Funding 2006-I
                  Facsimile:  (410) 715-2380   Telephone:  (410) 884-2000

                  (For all purposes.)

(b) Process Agent. For the purpose of Section 13(c):

         Party A appoints as its Process Agent:-- not applicable.

         Party B appoints as its Process Agent:--  not applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c):

         Party A is a Multibranch Party and will enter into each Transaction only through the following Office:- New York (for all Transactions).

         Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A.

(f) "Credit Support Document" Credit Support Document means in relation to:--

         Party A: the Credit Support Annex hereto and any guaranty upon downgrade.

         Party B: Not applicable.

(g) "Credit Support Provider" means in relation to:

         Party A: Not Applicable (except with respect to credit support furnished pursuant to Part 5(j) or 5(k)).

         Party B: Not Applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) will apply.

(j) "Affiliate" will have the meaning specified in Section 14, provided, that, Party B shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) hereof.

(k) Additional Representations. Section 3 is hereby amended by adding after
Section 3(f) the following subsections:

         "(g) Relationship Between Parties.

               (1)Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

               (2)Evaluation and Understanding.

                  (i) It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other Party As investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

              (3) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

         (h) Exclusion from Commodities Exchange Act. (1) It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (2) this Agreement and each Transaction is subject to individual negotiation by such party; and (3) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

         (i) Swap Agreement. Each Transaction is a "swap agreement" as defined in 12 U.S.C. Section 1821(e)(8)(D)(vi) and a "covered swap agreement" as defined in the Commodity Exchange Act (7 U.S.C.
         Section 27(d)(1)).["]

Part 5.  Other Provisions.

(a) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(b) Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(c) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties. The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(d) Set-off. All payments under this Agreement shall be made without set-off or counterclaim, except as provided in Section 2(c), Section 6 or the provisions hereof relating to Market Quotation and Loss. Section 6(e) is amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off." For the avoidance of doubt, if more than one Transaction is entered into under this Agreement, nothing herein is intended to prevent the determination of a Settlement Amount with respect to all such Transactions pursuant to Section 6.

(e) Failure to Pay or Deliver. Section 5(a)(i) is hereby amended by replacing the word "third" by the word "second" in the third line thereof.

(f) Non-Recourse. Notwithstanding any provision herein or in this Agreement to the contrary, the obligations of the Supplemental Interest Trust hereunder are limited recourse obligations of the Supplemental Interest Trust, payable solely from the Swap Account . In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Trust and the Supplemental Interest Trust under this Agreement or any confirmation hereunder still outstanding shall be extinguished and thereafter not revive.

(g) Limitation on Institution of Bankruptcy Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B, the Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Overcollateralized Certificates.

(h) Priority of Payments. Amounts payable to Party A hereunder (other than Transfers of Posted Credit Support under the Credit Support Annex Unpaid Amounts (including earnings on Posted Cash Collateral), interest pursuant to Section 6(d)(ii) and the Settlement Amounts paid in respect of a Replacement Transaction) shall be subject to the priority of payments as set forth in
Section 5.03 of the Pooling and Servicing Agreement). Settlement Amounts shall be payable only on a Distribution Date. This provision shall survive the termination or expiration of this Agreement.

(i) Transfer, Amendment and Assignment. Notwithstanding the provisions of
Section 7 and Section 9(b), no assignment, transfer, amendment, waiver, supplement or other modification of any Transaction shall be permitted by either party unless the Rating Agency Condition is satisfied with respect thereto.

(j) Ratings Downgrade.

         (i) Definitions. For purposes of each Transaction: (A) "Rating Agency Condition" means, with respect to any action taken or to be taken hereunder, a condition that is satisfied when each of, Fitch, Inc. ("Fitch"), Moody's Investors Service Inc. ("Moody's") and Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P")] (each a "Rating Agency", and the rating condition with respect to it, the "Fitch Rating Condition", "Moody's Rating Condition" and "S&P Rating Condition", respectively) has confirmed in writing to the Securities Administrator that such action will not result in withdrawal, reduction or other adverse action with respect to any then-current rating by such Rating Agency of the Offered Overcollateralized Certificates; (B) "Qualifying Ratings" means, with respect to the debt of any assignee or guarantor hereunder, (1) a short-term unsecured and unsubordinated debt rating of "P-1" (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of "A1" (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of "Aa3" (not on watch for downgrade) by Moody's, and (2) a short-term unsecured and unsubordinated debt rating of "A-1," or if it does not have a short-term rating, a long-term unsecured and unsubordinated debt rating of "A+" by S&P, and (3) a short-term unsecured and unsubordinated debt rating of "F1" by Fitch and a long-term unsecured and unsubordinated debt rating of "A" by Fitch; (C) a "Collateralization Event" shall occur with respect to Party A (or any applicable credit support provider) if: (1) its short-term unsecured and unsubordinated debt rating is reduced to "P-2", and its long-term unsecured and unsubordinated debt is reduced to "A3" or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "A2" or lower) by Moody's (a "Moody's Collateralization Event"), or (2) its short-term unsecured and unsubordinated debt rating is reduced to "A-2" or below, or, if it does not have a short-term rating, its long-term unsecured and unsubordinated debt rating is reduced to "A" or below by S&P (a "S&P Collateralization Event"); or (3) its short-term unsecured and unsubordinated debt rating is reduced to "F-2" or lower by Fitch (a "Fitch Collateralization Event"); and (D) a "Ratings Event" shall occur with respect to Party A (or any applicable credit support provider) if:
         (1) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to "P-3" or lower and its long-term unsecured and unsubordinated debt is reduced to "Baa1" (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "Baa1" or lower) by Moody's (a "Moody's Ratings Event"), or
         (2) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced to "BBB" or lower by S&P (a "S&P Ratings Event"), or (3) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to "F3" or below and its long-term unsecured and unsubordinated debt rating is withdrawn or reduced to "BBB" or lower by Fitch (a "Fitch Ratings Event").

         (ii) Actions to be Taken. Subject, in each case to satisfaction of the Rating Agency Condition: (A) if a Collateralization Event occurs with respect to Party A (or any applicable credit support provider), then Party A shall, at its own expense, within thirty (30) days of such Collateralization Ratings Event: (1) post collateral in accordance with the Credit Support Annex; or (2) on terms substantially similar to this Agreement assign or transfer the Transactions to or replace the Transactions with transactions with a third party approved by Party B (such approval not to be unreasonably withheld) the ratings of which (or of the guarantor of which) meet or exceed the Qualifying Ratings; or (3) obtain a guaranty of or a contingent agreement to honor Party A's obligations under this Agreement by a third party approved by Party B (such approval not to be unreasonably withheld) the ratings of which (or of the guarantor of which) meet or exceed the Qualifying Ratings; or (4) establish any other arrangement approved by Party B (such approval not to be unreasonably withheld) that satisfies the Rating Condition; and (B) if a Ratings Event occurs with respect to Party A (or any applicable Credit Support Provider), then Party A shall, at its own expense, within ten (10) Business Days of such Ratings Event: (1) on terms substantially similar to this Agreement assign or transfer the Transactions to or replace the Transactions with transactions with a third party approved by Party B (such approval not to be unreasonably withheld) the ratings of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, or (2) obtain a guaranty of or a contingent agreement to honor Party A's obligations under this Agreement by a third party approved by Party B (such approval not to be unreasonably withheld) the ratings of which (or of the guarantor of which) meet or exceed the Qualifying Ratings; or (3) establish any other arrangement approved by Party B (such approval not to be unreasonably withheld) that satisfies the Rating Condition.

(k) Regulation AB. For purposes of Items 1114 and 1115 ("Item 1114" and "Item 1115", respectively) of Subpart 229.1100 - Asset Backed Securities (Regulation
AB) (17 C.F.R. ss.ss.229.1100 - 229.1123) ("Regulation AB") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as amended and interpreted by the Securities and Exchange Commission and its staff, if the Depositor or Party B makes a determination, acting reasonably and in good faith, that (x) the applicable percentage of the cash flow supporting any offered class of the asset-backed securities with respect to which Party A is liable to provide payments under Item 1114 or "significance percentage" with respect to this Agreement under Item 1115 has been reached (the "applicable percentage"), and (y) it has a reporting obligation under the Exchange Act, then Party A shall ("Reg AB Disclosure Event"), within five (5) Business Days after notice to that effect, at its sole expense, take one of the following actions (each subject to the Rating Agency Condition): (1) provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) (i)(x) the financial data required by Item 301 of Regulation S-K (17 C.F.R. ss.229.301), pursuant to Item 1115(b)(1); (y) financial statements meeting the requirements of Regulation S-X (17 C.F.R. ss.ss.210.1-01 through 210.12-29, but excluding 17 C.F.R. ss. 210.3-05 and
Article 11 of Regulation S-X (17 C.F.R. ss. ss. 210.11-01 through 210.11-03)), pursuant to Item 1114(b)(2) or Item 1115(b)(2); or (z) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Items 1114(b) or 1115(b); and (ii) any updates to such financial information within five (5) Business Days of the release thereof, and (B) the consent to filing in the Exchange Act Reports of the Depositor the report relating to audits of such financial statements by the firm conducting such audit; or (2) post collateral in accordance with the Credit

Support Annex (which, for such purpose, will be modified to substitute for "Collateralization Event" throughout the words "Reg AB Disclosure Event," and define "Credit Support Amount" therein as needed so as to result in the posting of an amount sufficient to reduce the applicable percentage below the requirements of Item 1114 or Item 1115); or (3) on terms substantially similar to this Agreement assign or transfer the Transactions to or replace the Transactions with transactions with a third party approved by Party B (such approval not to be unreasonably withheld) the ratings of which (or of the guarantor of which) meet or exceed the Qualifying Ratings and which is able to comply with the requirements of Item 1114(b) and Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement; or (4) obtain a guaranty of or a contingent agreement to honor Party A's obligations under this Agreement by a third party approved by Party B (such approval not to be unreasonably withheld) the ratings of which (or of the guarantor of which) meet or exceed the Qualifying Ratings and which is able to comply with the requirements of Item 1114(b) and Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement. Party A's obligation to comply with this Part 5(k) shall be suspended on January 1, 2007 unless, at any time, Party A receives notification from the Depositor or the Securities Administrator that the Trust Fund's obligation to file periodic reports under the Exchange Act shall continue; provided, however, that such obligations shall not be suspended in respect of any Exchange Act Report or amendment to an Exchange Act Report in such fiscal year which relates to any fiscal year in which the Trust Fund was subject to the reporting requirements of the Exchange Act. This obligation shall continue to be suspended unless the Depositor or Securities Administrator notifies Party A that the Trust Fund's obligations to file reports under the Exchange Act has resumed. If the Depositor or Party B reasonably requests, Party A shall provide such other information as may be necessary for the Depositor to comply with Item 1114 or Item 1115. The Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor's rights explicitly specified herein.

(l) Supplemental Interest Trust Trustee's Capacity. It is expressly understood and agreed by the parties hereto that, insofar as this Agreement and any confirmation evidencing a Transaction hereunder is executed by Wells Fargo Bank, N.A, (i) this Agreement and such confirmation is executed and delivered by Wells Fargo Bank, N.A, not in its individual capacity but solely as Supplemental Interest Trust Trustee of the Supplemental Interest Trust pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder, and pursuant to instruction set forth therein, (ii) each of the representations, undertakings and agreements herein or therein made on behalf of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of Wells Fargo Bank, N.A but is made and intended for the purpose of binding only the Supplemental Interest Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A, in its individual capacity, be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement or any such confirmation

(m) Supplemental Interest Trust Trustee's Representation. Wells Fargo Bank, N.A, as Supplemental Interest Trust Trustee of the Supplemental Interest Trust represents and warrants that:

         It has been directed under the Pooling and Servicing Agreement to enter into this Agreement and each confirmation evidencing a Transaction hereunder as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

                      [Signature page immediately follows]

         IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this Agreement:

   THE BANK OF NEW YORK                             WELLS FARGO BANK, N.A.,
                                                    not in its individual
                                                    capacity, but solely as
                                                    Supplemental Interest Trust
                                                    Trustee on behalf of the
                                                    Banc of America Funding
                                                    Corporation 2006-I
                                                    Supplemental Interest Trust

   By: ---------------------------                  By: ------------------------
     Name:                                           Name:
     Title:                                          Title:
     Date:                                           Date:

(Bilateral Form)                  (ISDA Agreements Subject to New York Law Only)

                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX
                             to the Schedule to the

                              ISDA Master Agreement
                              ----------------------

                          Dated as of November 30, 2006

                                     between

 THE BANK OF NEW YORK         and           WELLS FARGO BANK, N.A.,
                                            not in its
                                            individual capacity,
                                            but solely as
                                            Supplemental
                                            Interest Trust
                                            Trustee on behalf of
                                            the Banc of America
                                            Funding Corporation
                                            2006-I Supplemental
                                            Interest Trust

   established as a banking organization    The Supplemental Interest is a
   under the laws of the State of New York  common law trust established under the laws of the State of New York.
             ("Party A")                              ("Party B")
    ---------------------------------       -----------------------------------


This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to Party A.

Accordingly, the parties agree as follows:--

Paragraphs 1 - 12. Incorporation. Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral Form) (ISDA Agreements Subject to New York Law
Only) published in 1994 by the International Swaps and Derivatives Association, Inc. are incorporated herein by reference and made a part hereof, except that Paragraph 1(b) is hereby amended in its entirety to read as follows:

"(b) Secured Party and Pledgor. Notwithstanding anything contained in this Annex to the contrary, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9, and
(d) only Party A will be required to make Transfers of Eligible Credit Support hereunder."

                                      A-1
Paragraph 13.

Certain Definitions. As used herein, "Fitch", "Moody's", "S&P", "Rating Agency", "Collateralization Event", "Fitch Collateralization Event"; "Moody's Collateralization Event", "S&P Collateralization Event"; "Ratings Event", "Fitch Ratings Event", "Moody's Ratings Event", and "S&P Ratings Event" have the meanings assigned in the Schedule.

(a) Security Interest for "Obligations." The term "Obligations" as used in this Annex includes the following additional obligations: Not applicable.

(b)      Credit Support Obligations.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) except that the words "upon a demand made by the Transferee on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date commencing no later than the Local Business day next following the Valuation Date falling, in the case of a Collateralization Event, on the 30th Local Business Day (or, in the case of an S&P Collateralization Event, the 30th day or the next day thereafter that is a Local Business Day), or, in the case of a Ratings Event, promptly, after publication by the applicable Rating Agency of the applicable change in rating,".

                  (B) "Return Amount" has the meaning specified in Paragraph
                  3(b).

                  (C) "Credit Support Amount" in Paragraph 3(b), shall be amended in its entirety to read as follows:

                           "'Credit Support Amount' means, unless otherwise specified in Paragraph 13, for any Valuation Date after and during the continuance of a Collateralization Event or Ratings Event, (i) the Secured Party's Exposure for that Valuation Date, plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of the Credit Support Amount yields a number less than zero; and, provided further, that the Credit Support Amount in respect of a Moody's Rating Event will not be less than the amount of the next scheduled Payment in respect of the Affected Transactions to be made by the Pledgor.

         (ii) Eligible Collateral. The items set forth in Schedule 1 will qualify as "Eligible Collateral" for Party A.

         (iii) Other Eligible Support. The following items will qualify as "Other Eligible Support" for the party specified: Not Applicable.

         (iv) Thresholds.

                  (A) "Independent Amount" means with respect to Party B: Zero; and, with respect to Party A: an amount, as of the date of determination, equal to the product of the aggregate Notional Amount outstanding at the beginning of the related Calculation Period under the applicable Affected Transactions, and:

                           (1) in respect of a Moody's Collateralization Event, the lesser of (x) 2% (for daily valuation) or 4% (for weekly valuation) or
                                    (y) the Moody's Increase Factor at First
                                    Trigger, and, in respect of a Moody's
                                    Ratings Event, the lesser of (x) 8% (for daily valuation) or 9% (for weekly valuation) or (y) the Moody's Increase Factor at Second Trigger; and

                           (2) in respect of an S&P Collateralization Event or an S&P Ratings Event, (x) with respect to basis risk swaps, the product of the S&P Volatility Buffer and .10, and (y) with respect to all other Transactions the S&P Volatility Buffer; and

                           (3) in respect of a Fitch Collateralization Event or a Fitch Ratings Event, the Fitch Volatility Cushion.

                  As used herein, the "Moody's Increase Factor" will be determined using the table set forth in Schedule 2; the "S&P Volatility Buffer" will be determined using the table set forth in Schedule 3; and the "Fitch Volatility Cushion" will be determined using the table set forth in Schedule 4.

                  (B) "Threshold" means for each party: An infinite number; provided, that the Threshold for Party A shall be zero upon the occurrence and during the continuance of an Event of Default, Termination Event, Additional Termination Event, Ratings Event, Collateralization Event (provided that, with respect to a Collateralization Event, such event shall have continued for at least 30 days) or Specified Condition with respect to such party.

                  (C) "Minimum Transfer Amount" means with respect to Party A and Party B: $100,000; provided, that the Minimum Transfer Amount for such party shall be $50,000 in respect of an S&P Collateralization Event if the aggregated principal balance of the Certificates is less than $50,000,000 on the applicable Valuation Date, and shall be zero upon the occurrence and during the continuance of an Event of Default, Termination Event, Additional Termination Event, or Specified Condition with respect to such party.

                  (D) Rounding. The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of $1,000.

         (v) Conflicting Rating Conditions. If any outstanding Certificates are rated by more than one Rating Agency and a Collateralization Event or Ratings Event with respect to each such Rating Agency has occurred and is continuing, the Credit Support Amount and Independent Amount of Party A shall equal the highest, and the Return Amount and Valuation Percentage shall equal the lowest, of the applicable amounts determined as set forth above; provided, that the Credit Support Amount and Independent Amount may equal the lowest, and the Return Amount and Valuation Percentage may equal the highest, of the applicable amounts determined as set forth above if the Rating Condition of each Rating Agency is satisfied with respect with respect thereto.

(c)      Valuation and Timing.

         (i) "Valuation Agent" means, Party A, provided, that if any Event of Default with respect to Party A has occurred and is continuing, then any designated third party mutually agreed to by the parties shall be the Valuation Agent until such time as Party A is no longer a Defaulting Party.

         (ii) "Valuation Date" means:

                  [X]      each Local Business Day, or

                  [ ] any Local Business Day in each calendar week, which shall be the same calendar day each week to the extent practicable, on a reasonably consistent basis.

         If not selected above, the Valuation Date shall be selected by Party A upon the first to occur of a Collateralization Event or Ratings Event and shall not be changed thereafter.

         (iii) "Valuation Time" means:

                  [  ]     the close of business in the city of the Valuation
                  Agent on the Valuation Date or date of calculation, as applicable;

                  [X] the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

         provided, that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv) "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. (i) Illegality, (ii) Credit Event Upon Merger, and (ii) Additional Termination Events will be a "Specified Condition" for Party A (as the Affected Party) (but not for purposes of Paragraph 8(d)), and (iv) Tax Event and (v) Tax Event Upon Merger will not be a "Specified Condition for Party A.

(e)      Substitution.

         (i) "Substitution Date" has the meaning specified in Paragraph
         4(d)(ii).

         (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Applicable.

(f)      Dispute Resolution.

         (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

         (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: as set forth for other purposes in Paragraph 12.

         (iii) Alternative. The provisions of Paragraph 5 will apply, except to the following extent: (A) pending the resolution of a dispute, Transfer of the undisputed Value of Eligible Credit Support or Posted Credit Support involved in the relevant demand will be due as provided in Paragraph 5 if the demand is given by the Notification Time, but will be due on the second Local Business Day after the demand if the demand is given after the Notification Time; and (B) the Disputing Party need not comply with the provisions of Paragraph 5(II)(2) if the amount to be Transferred does not exceed the Disputing Party's Minimum Transfer Amount.

(g)      Holding and Using Posted Collateral.

         (i) Eligibility to Hold Posted Collateral; Custodians. The Secured Party will not be entitled to hold Posted Collateral itself. The Secured Party will be hold Posted Collateral through a Custodian (which may be the Securities Administrator or Trustee and which shall at all times be a financial institution as specified under Section 9.05 of the Pooling and Servicing Agreement, or, if not so specified, which shall be a commercial bank or trust company which is unaffiliated with Party B organized under the laws of the United States or any state thereof, having assets of at least $10 billion and a long term debt or a deposit rating of at least (i) Baa2 from Moody's and (ii) BBB from S&P, in an identifiable segregated account (provided that, so long as the Certificates are rated by S&P, the Custodian must have a short-term debt or deposit rating of at least A-1 from S&P).

         Initially, the Custodian for Party B is:  Wells Fargo Bank, N.A.

         (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will apply to the Secured Party; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii).

(h)      Distributions and Interest Amount.

         (i) Interest Rate. The "Interest Rate", with respect to Eligible Collateral in the form of Cash will be, if the custodian or trustee is instructed to invest Cash Posted Collateral as provided herein, the rate actually earned on the Cash Posted Collateral or, if the Pledgor instructs that the Cash Posted Collateral not be invested, an amount equal to the contractual rate of interest entitled to be received on such amounts from the Swap Collateral Account (as hereinbelow defined), as applicable; provided, that, if the Swap Collateral Account does not pay interest and the Custodian or Trustee is not obligated to invest Cash Posted Collateral under the Pooling and Servicing Agreement, the "Interest Rate" will be, for any day, the rate opposite the caption "Federal Funds (Effective)" for such day as published for such day in Federal Reserve Publication H.15(519) or any successor publication as published by the Board of Governors of the Federal Reserve System or such other rate as agreed by the parties.

         (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made (x) with respect to earnings from Eligible Investments pursuant to Part 13(l)(vii) or from the interest on the Swap Collateral Account pursuant to Part 13(h)(i), on such date as accrued and received (or if so agreed, on the first Local Business Day of each calendar month) and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), and
         (y) with respect to any other Interest Amount, subject to the availability of interest and earnings on the Mortgage Loans therefor, on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

         (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Other Eligible Support and Other Posted Support.

         (i) "Value" with respect to Other Eligible Support and Other Posted Support means: Inapplicable.

         (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: Inapplicable.

(j) Demands and Notices. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

         (i) Party A: not applicable.

         (ii) Party B:

                  Address:     Wells Fargo Bank, N.A.,
                               not in its individual capacity, but solely
                               as Supplemental Interest Trust Trustee on
                               behalf of the Banc of America Funding
                               Corporation 2006-I Supplemental Interest
                               Trust
                               9062 Old Annapolis Rd.
                               Columbia, Maryland 21045
                  Attention:   Client Manager - Banc of America Funding 2006-I
                  Facsimile:   (410) 715-2380   Telephone:  (410) 884-2000

(k)      Addresses for Transfers.

         Party A:          For Cash: To be provided

                           For Eligible Collateral:  To be provided

         Party B:          Wells Fargo Bank, N.A.
                           San Francisco, CA
                           ABA # 121-000-248.
                           Acct #: 3970771416
                           Acct. Name: SAS Clearing
                           FFC #: 50964201- Swap Account
                           FFC #: 50964203 - Floor Account

(l)      Other Provisions.


         (i) Additional Definitions. As used in this Annex:--

                  "Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

                  "Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree);

         (ii)     Transfer Timing.

                  (A) Paragraph 4(b) shall be deleted and replaced in its entirety by the following paragraph: "Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter; if a demand is made after the Notification Time then the relevant Transfer will be made not later than the close of business on the third Local Business Day thereafter."

                  (B) Paragraph 6(d)(1) shall be amended so that the reference therein to "the following Local Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

         (iii) Events of Default. Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

                  "For the purposes of Section 5(a)(i) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Credit Support, Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Day after the notice of that failure is given to that party; provided, that, with respect to a failure to Transfer Eligible Credit Support, at least 30 Local Business Days have elapsed after a Ratings Event has occurred and such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A".

         (iv) Return of Fungible Securities. In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d) any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral.

         (v) No Counterclaim. A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

         (vi) Holding Collateral. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account (the "Swap Collateral Account") and to hold, record and identify all the Posted Collateral therein and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

         (vii) Investment of Cash Posted Collateral. Cash Posted Collateral shall be invested in Permitted Investments as directed by Party A. Such instructions may be delivered as standing instructions, with gains and losses incurred in respect of such investments to be for the account of Party A, subject to the following parameters: the Cash Posted Collateral shall be invested in such overnight (or redeemable within two Local Business Days of demand) investments rated at least A-1+ by S&P and Prime -1 by Moody's or AAAm or AAAmG by S&P and Aaa by Moody's as directed by Party A (provided, that such investment shall be held uninvested or invested at the direction of Party B if an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party and Party B has designated an Early Termination Date with respect thereto). Such instructions may be delivered as standing instructions.

         (viii) Return of Posted Collateral. At any time a Collateralization Event or Ratings Event has occurred and is continuing with respect to Party A, Party A shall be obligated to transfer Eligible Collateral in accordance with the terms of this Annex. If a Collateralization Event or Rating Event occurs and thereafter ceases to be continuing (and provided that no Event of Default or Potential Event of Default exists with respect to Party A) or Party A has made a Permitted Transfer under this Agreement, then Party A's obligations to transfer Eligible Collateral under this Annex will immediately cease with respect to that Collateralization Event, and Party B will, upon demand by Party A, return to Party A, or cause its Custodian to return, all Posted Collateral held under this Annex. The Secured Party is authorized to liquidate any Posted Collateral pursuant to written instructions from Party A.


         (ix) External Verification of Mark-to-Market Valuations. If the long term senior unsecured debt of Party A is rated BBB or below by S&P or Fitch (and with respect to the Fitch Rating Condition, its short-term senior unsecured debt is rated F3 or below), once every month after an S&P Ratings Event or Fitch Rating Event occurs and during its continuance, Party A will at its own expense verify its determination of Exposure of the Transaction on the next Valuation Date by seeking quotations from two (2) Reference Market-makers (provided, that a Reference Market-maker may not be used more than four times within each 12 month period) for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or (b) the high quotation for a Reference Market-maker, if applicable for the next Valuation Date. Party A shall provide the quotations of such Reference Market-makers to S&P and Fitch.

         (x) Expenses. Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Collateral.

         (xi) Limit on Secured Party's Liability. The Secured Party will not be liable for any losses or damages that the Pledgor may suffer as a result of any failure by the Secured Party to perform, or any delay by it in performing, any of its obligations under this Annex if the failure or delay results from circumstances beyond the reasonable control of the Secured Party or its Custodian, such as interruption or loss of computer or communication services, labor disturbance, natural disaster or local or national emergency.

         (xii) Limited Responsibility of Supplemental Interest Trust Trustee. The parties hereto acknowledge and agree that the Supplemental Interest Trust Trustee shall have no (a) responsibility or liability for the validity or sufficiency of any Posted Collateral, (b) duty or responsibility for determining when Posted Collateral is required to be provided by the Swap Provider under the Credit Support Annex or the value of any Posted Collateral, or (c) duty or obligation to realize upon any Posted Collateral in the event that any such collateral is required to be liquidated pursuant to this Agreement or to enforce the obligations of the issuer of any Posted Collateral.

                      [Signature page immediately follows]

         IN WITNESS WHEREOF the parties have executed this Credit Support Annex on the respective dates specified below with effect from the date on the first page.

THE BANK OF NEW YORK                                    WELLS FARGO BANK, N.A.,
                                                        not in its individual
                                                        capacity, but solely as
                                                        Supplemental Interest
                                                        Trust Trustee of the
                                                        Banc of America Funding
                                                        Corporation 2006-I
                                                        Supplemental Interest
                                                        Trust



 By: ----------------------------                       By: --------------------
  Name:                                                 Name:
  Title:                                                Title:
  Date:                                                 Date:

                                   SCHEDULE 1
                               ELIGIBLE COLLATERAL

 Certificates: Banc of America Funding 2006-I Trust Mortgage Pass-Through Certificates, Series 2006-I, Overcollateralized Certificates Highest Rating of
Certificates: Class 6-A-1 and 6-A-2 rated "Aaa" by Moody's , "AAA" by S&P, and "AAA" by Fitch. Scheduled Date Certificates will fall below $50,000,000: not applicable. Last Scheduled Payment Date of Transactions: November 20, 2011 Valuation Date (and Valuation Percentage column): Daily

 ----------------------------------------------------------------------------------------------------------------
                                  Eligible Collateral & Valuation Percentages
                                               Moody's and S&P
 ----------------------------------------------------------------------------------------------------------------
                                                           Valuation Percentage         Valuation Percentage
 -------- --------------------------------------------- ----------------------------- ---------------------------
                                                                Moody's                        S&P
 -------- --------------------------------------------- ----------------------------- ---------------------------
                                                      Collateralization  Rating Event     Daily        Weekly
                                                          Event
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (A)    Cash:  U.S.  Dollars in  depositary  account       100            100           100           100
          form
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (B)    U.S.  Treasury  Securities:  negotiable debt       100            100          98.9          98.6
          obligations  issued  by  the  U.S.  Treasury
          Department after July 18, 1984 ("Treasuries")
          having a remaining maturity of up to and not
          more than 1 year.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (C)    Treasuries  having a  remaining  maturity of       100             99           98           97.3
          greater  than 1 year  but  not  more  than 2
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (D)    Treasuries  having a  remaining  maturity of       100             98          97.4          95.8
          greater  than 2 years  but not  more  than 3
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (E)    Treasuries  having a  remaining  maturity of       100             97          95.5          93.8
          greater  than 3 years  but not  more  than 5
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (F)    Treasuries  having a  remaining  maturity of       100             95          93.7          91.4
          greater  than 5 years  but not  more  than 7
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (G)    Treasuries  having a  remaining  maturity of       100             94          92.5          90.3
          greater  than 7 years  but not more  than 10
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (H)    Treasuries  having a  remaining  maturity of       100             89          91.1          87.9
          greater  than 10 years  but not more than 20
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (I)    Treasuries  having a  remaining  maturity of       100             87          88.6          84.6
          greater  than 20 years  but not more than 30
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------

                                      A-1-1

 ----------------------------------------------------------------------------------------------------------------
                                  Eligible Collateral & Valuation Percentages
                                               Moody's and S&P
 ----------------------------------------------------------------------------------------------------------------
                                                           Valuation Percentage         Valuation Percentage
 -------- --------------------------------------------- ----------------------------- ---------------------------
                                                                Moody's                        S&P
 -------- --------------------------------------------- ----------------------------- ---------------------------
                                                      Collateralization  Rating Event     Daily        Weekly
                                                          Event
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (J)    Agency    Securities:     negotiable    debt       100             99          98.5           98
          obligations   of   the   Federal    National
          Mortgage  Association  (FNMA),  Federal Home
          Loan Mortgage Corporation  (FHLMC),  Federal
          Home Loan Banks (FHLB),  Federal Farm Credit
          Banks  (FFCB),  Tennessee  Valley  Authority
          (TVA)  (collectively,  "Agency  Securities")
          issued  after  July 18,  1984  and  having a
          remaining maturity of not more than 1 year.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (K)    Agency   Securities   having   a   remaining       100             98          97.7          96.8
          maturity  of  greater  than 1 year  but  not
          more than 2 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (L)    Agency   Securities   having   a   remaining       100             97          97.3          96.3
          maturity  of  greater  than 2 years  but not
          more than 3 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (M)    Agency   Securities   having   a   remaining       100             96          94.5          94.5
          maturity  of  greater  than 3 years  but not
          more than 5 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (N)    Agency   Securities   having   a   remaining       100             94          93.1          90.3
          maturity  of  greater  than 5 years  but not
          more than 7 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (O)    Agency   Securities   having   a   remaining       100             93          90.7          86.9
          maturity  of  greater  than 7 years  but not
          more than 10 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (P)    Agency   Securities   having   a   remaining       100             88          87.7          82.6
          maturity  of  greater  than 10 years but not
          more than 20 years.
-------- --------------------------------------------- --------------- ------------- ------------ --------------
   (Q)    Agency   Securities   having   a   remaining       100             86          84.4          77.9
          maturity  of  greater  than 20 years but not
          more than 30 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (R)    FHLMC Certificates.  Mortgage  participation       100             86                        86.40
          certificates   issued  by  FHLMC  evidencing                    (weekly
          undivided  interests  or  participations  in                   valuation)
          pools of first lien  conventional  or FHA/VA
          residential  mortgages  or deeds  of  trust,
          guaranteed by FHLMC, issued after July 18, 1984
          and having a remaining maturity of not more than
          30 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (S)    FNMA      Certificates.      Mortgage-backed       100             86                        86.40
          pass-through  certificates  issued  by  FNMA                    (weekly
          evidencing  undivided  interests in pools of                   valuation)
          first  lien  mortgages  or deeds of trust on
          residential properties,  guaranteed by FNMA,
          issued after July 18, 1984 and having a remaining
          maturity of not more than 30 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------

                                     A-1-2

 ----------------------------------------------------------------------------------------------------------------
                                  Eligible Collateral & Valuation Percentages
                                               Moody's and S&P
 ----------------------------------------------------------------------------------------------------------------
                                                           Valuation Percentage         Valuation Percentage
 -------- --------------------------------------------- ----------------------------- ---------------------------
                                                                Moody's                        S&P
 -------- --------------------------------------------- ----------------------------- ---------------------------
                                                      Collateralization  Rating Event     Daily        Weekly
                                                          Event
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (T)    GNMA      Certificates.      Mortgage-backed       100             86                        86.40
          pass-through  certificates issued by private                    (weekly
          entities,  evidencing undivided interests in                   valuation)
          pools of first  lien  mortgages  or deeds of
          trust   on   single    family    residences,
          guaranteed by the Government National Mortgage
          Association (GNMA) with the full faith and credit
          of the United States, issued after July 18,
          1984 and having a remaining maturity of not more
          than 30 years.
-------- --------------------------------------------- --------------- ------------- ------------ --------------
   (U)    Commercial    Mortgage-Backed    Securities.
          Commercial  mortgage-backed securities rated
          AAA  by two  major  rating  agencies  with a
          minimum par or face  amount of $250  million
          (excluding   securities  issued  under  Rule
          144A)      ("Commercial      Mortgage-Backed
          Securities")  having a remaining maturity of
          not more than 5 years.
-------- --------------------------------------------- --------------- ------------- ------------ --------------
   (V)    Commercial Mortgage-Backed Securities having a remaining maturity of more than 5 years and not more than 10 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (W)    Commercial Mortgage-Backed Securities having a remaining maturity of more than 10 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (X)    Commercial  Paper.  Commercial  Paper with a       100             99                         99
          rating  of at least  P-1 by  Moody's  and at
          least  A-1+ by S&P and  having  a  remaining
          maturity of not more than 30 days.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (Y)    Other  Items of Credit  Support  approved by        *              *                           *
          the  Rating   Agencies  to  the  extent  any
          Certificates are rated.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------

         * percentage to be determined.

                                     A-1-3

Certificates: Banc of America Funding 2006-I Trust Mortgage Pass-Through Certificates, Series 2006-I, Overcollateralized Certificates
Highest Rating of Certificates: Class 6-A-1 and 6-A-2 rated "Aaa" by Moody's, "AAA" by S&P, and "AAA" by Fitch.
Scheduled Date  Certificates will fall
below  $50,000,000:  not applicable.
Last  Scheduled  Payment  Date of Transactions:  November 20, 2011
Valuation Date (and Valuation Percentage column): Daily

 --------------------------------------------------------------------------------------------------------------
                              Eligible Collateral & Valuation Percentages
                                                Fitch
----------- ---------------------------------------------------------- ----------------------------------------
                                                                                Valuation Percentage
                                                                              (Rating of Certificates)
 ---------- ---------------------------------------------------------- ----------------------------------------
                                                                         AAA        AA        A         BBB
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (A)     Cash:  U.S. Dollars in depositary account form               100%      100%      100%      100%
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (B)     U.S.  Treasury  Securities:  negotiable debt  obligations     97.5%    97.8%     98.4%     98.9%
            issued by the U.S.  Treasury  Department  after  July 18,
            1984 ("Treasuries")  having a remaining maturity of up to
            and not more than 1 year.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (C)     Treasuries having a remaining  maturity of greater than 1     94.7%    95.3%     95.9%     96.5%
            year but not more than 2 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (D)     Treasuries having a remaining  maturity of greater than 2     94.7%    95.3%     95.9%     96.5%
            years but not more than 3 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (E)     Treasuries having a remaining  maturity of greater than 3     91.5%    92.5%     93.5%     94.5%
            years but not more than 5 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (F)     Treasuries having a remaining  maturity of greater than 5     89.0%    90.1%     91.2%     92.3%
            years but not more than 7 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (G)     Treasuries having a remaining  maturity of greater than 7     86.3%    87.5%     88.8%     90.0%
            years but not more than 10 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (H)     Treasuries  having a remaining  maturity of greater  than     83.0%    84.5%     86.0%     87.5%
            10 years but not more than 20 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (I)     Treasuries  having a remaining  maturity of greater  than     79.0%    80.7%     82.3%     84.0%
            20 years but not more than 30 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (J)     Agency Securities: negotiable debt obligations of the Federal  N/A      N/A        N/A       N/A
            National Mortgage Association (FNMA), Federal Home Loan
            Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB),
            Federal Farm Credit Banks (FFCB), Tennessee Valley
            Authority (TVA) (collectively, "Agency Securities")
            issued after July 18, 1984 and having a remaining maturity of not more than 1 year.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (K)     Agency Securities having a remaining maturity of greater       N/A      N/A        N/A       N/A
            than 1 year but not more than 2 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (L)     Agency Securities having a remaining maturity of greater       N/A      N/A        N/A       N/A
            than 2 years but not more than 3 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (M)     Agency Securities having a remaining maturity of greater       N/A      N/A        N/A       N/A
            than 3 years but not more than 5 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (N)     Agency Securities having a remaining maturity of greater       N/A      N/A        N/A       N/A
            than 5 years but not more than 7 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (O)     Agency Securities having a remaining maturity of greater       N/A      N/A        N/A       N/A
            than 7 years but not more than 10 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------

                                     A-1-4

 --------------------------------------------------------------------------------------------------------------
                              Eligible Collateral & Valuation Percentages
                                                Fitch
----------- ---------------------------------------------------------- ----------------------------------------
                                                                                Valuation Percentage
                                                                              (Rating of Certificates)
 ---------- ---------------------------------------------------------- ----------------------------------------

    (P)     Agency Securities having a remaining maturity of greater       N/A      N/A        N/A       N/A
            than 10 years but not more than 20 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (Q)     Agency Securities having a remaining maturity of greater       N/A      N/A        N/A       N/A
            than 20 years but not more than 30 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (R)     FHLMC Certificates. Mortgage participation certificates       N/A      N/A        N/A       N/A
            issued by FHLMC evidencing undivided interests or
            participations in pools of first lien conventional or
            FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, issued after July 18, 1984 and
            having a remaining maturity of not more than 30 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (S)     FNMA Certificates. Mortgage-backed pass-through               N/A      N/A        N/A       N/A
            certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on
            residential properties, guaranteed by FNMA, issued after
            July 18, 1984 and having a remaining maturity of not more
            than 30 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (T)     GNMA Certificates. Mortgage-backed pass-through               N/A      N/A        N/A       N/A
            certificates issued by private entities, evidencing
            undivided interests in pools of first lien mortgages or
            deeds of trust on single family residences, guaranteed
            by the Government National Mortgage Association (GNMA)
            with the full faith and credit of the United States,
            issued after July 18, 1984 and having a remaining
            maturity of not more than 30 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (U)     Commercial Mortgage-Backed Securities. Commercial             N/A      N/A        N/A       N/A
            mortgage-backed securities rated AAA by two major rating
            agenices with a minimum par or face amount of $250 million
            (excluding securities issued under Rule 144A) ("Commercial
            Mortgage-Backed  Securities") having a remaining maturity
            of not more than 5 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (V)     Commercial Mortgage-Backed Securities having a remaining      N/A      N/A        N/A       N/A
            maturity of more than 5 years and not more than 10 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (W)     Commercial Mortgage-Backed Securities having a remaining      N/A      N/A        N/A       N/A
            maturity of more than 10 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (X)     Commercial Paper. Commercial Paper with a rating of at        N/A      N/A        N/A       N/A
            least P-1 by Fitch and at least A-1+ by S&P and having a
            remaining maturity of not more than 30 days.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (Y)     Other  Items of Credit  Support  approved  by the  Rating     *         *         *          *
            Agencies to the extent any Certificates are rated.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------

         * percentage to be determined when such other Item of Credit Support (including, without limitation, Agency Securities, FHLMC Certificates , FNMA Certificates , GNMA Certificates , Commercial Mortgage-Backed Securities and Commercial Paper) has been approved by Fitch.


                                     A-1-5

                                   SCHEDULE 2
                             MOODY'S INCREASE FACTOR

Certificates: Banc of America Funding 2006-I Trust Mortgage Pass-Through Certificates, Series 2006-I, Overcollateralized Certificates
Highest Rating of Certificates: Class 6-A-1 and 6-A-2 rated "Aaa" by Moody's, "AAA" by S&P, and "AAA" by Fitch.
Last Scheduled Payment Date of Transactions: November 20, 2011
Valuation Date (and Posting Frequency column):       Daily

          The Moody's Increase Factor will be determined using the following table:

   -------------------------------------------------------------------------
                           Moody's Increase Factor
   -------------------------------------------------------------------------
   Remaining Years to Maturity                Posting Frequency
   ------------------------------ ------------------------------------------
                                         Daily                Weekly
   ------------------------------ --------------------- --------------------
                   Moody's Increase Factor at First Trigger
                            Swaps, Caps and Floors
   -------------------------------------------------------------------------
     1                            0.15%                 0.25%
   ------------------------------ --------------------- --------------------
     2                            0.30%                 0.50%
   ------------------------------ --------------------- --------------------
     3                            0.40%                 0.70%
   ------------------------------ --------------------- --------------------
     4                            0.60%                 1.00%
   ------------------------------ --------------------- --------------------
     5                            0.70%                 1.20%
   ------------------------------ --------------------- --------------------
     6                            0.80%                 1.40%
   ------------------------------ --------------------- --------------------
     7                            1.00%                 1.60%
   ------------------------------ --------------------- --------------------
     8                            1.10%                 1.80%
   ------------------------------ --------------------- --------------------
     9                            1.20%                 2.00%
   ------------------------------ --------------------- --------------------
    10                            1.30%                 2.20%
   ------------------------------ --------------------- --------------------
    11                             1.40%                 2.30%
   ------------------------------ --------------------- --------------------
    12                             1.50%                 2.50%
   ------------------------------ --------------------- --------------------
    13                             1.60%                 2.70%
    ------------------------------ --------------------- --------------------
    14                             1.70%                 2.80%
    ------------------------------ --------------------- --------------------
    15                             1.80%                 3.00%
    ------------------------------ --------------------- --------------------
    16                             1.90%                 3.20%
    ------------------------------ --------------------- --------------------
    17                             2.00%                 3.30%
    ------------------------------ --------------------- --------------------
    18                             2.00%                 3.50%
    ------------------------------ --------------------- --------------------
    19                             2.00%                 3.60%
    ------------------------------ --------------------- --------------------
    20                             2.00%                 3.70%
    ------------------------------ --------------------- --------------------
    21                             2.00%                 3.90%
    ------------------------------ --------------------- --------------------
    22 to 30                       2.00%                 4.00%
    -------------------------------------------------------------------------
                  Moody's Increase Factor at Second Trigger
                                    Swaps
      ------------------------------ --------------------- --------------------
     1                            0.50%                 0.60%
      ------------------------------ --------------------- --------------------
     2                            1.00%                 1.20%
      ------------------------------ --------------------- --------------------
     3                            1.50%                 1.70%
      ------------------------------ --------------------- --------------------
     4                            1.90%                 2.30%
      ------------------------------ --------------------- --------------------
     5                            2.40%                 2.80%
      ------------------------------ --------------------- --------------------
     6                            2.80%                 3.30%
      ------------------------------ --------------------- --------------------
     7                            3.20%                 3.80%
    ------------------------------ --------------------- --------------------
     8                            3.60%                 4.30%
    ------------------------------ --------------------- --------------------
     9                            4.00%                 4.80%
    ------------------------------ --------------------- --------------------
    10                            4.40%                 5.30%
    ------------------------------ --------------------- --------------------
    11                            4.70%                 5.60%
    ------------------------------ --------------------- --------------------
    12                            5.00%                 6.00%
    ------------------------------ --------------------- --------------------
    13                            5.40%                 6.40%
    ------------------------------ --------------------- --------------------
    14                            5.70%                 6.80%
    ------------------------------ --------------------- --------------------

                                     A-2-1

    15                            6.00%                 7.20%
    ------------------------------ --------------------- --------------------
    16                            6.30%                 7.60%
    ------------------------------ --------------------- --------------------
    17                            6.60%                 7.90%
    ------------------------------ --------------------- --------------------
    18                            6.90%                 8.30%
    ------------------------------ --------------------- --------------------
    19                            7.20%                 8.60%
   ------------------------------ --------------------- --------------------
    20                            7.50%                 9.00%
   ------------------------------ --------------------- --------------------
    21                            7.80%                 9.00%
   ------------------------------ --------------------- --------------------
   22 to 30                       8.00%                 9.00%
   -------------------------------------------------------------------------
                  Moody's Increase Factor at Second Trigger
                  Caps, Floors, Transaction Specific Hedges
   -------------------------------------------------------------------------
   1                              0.65%                 0.75%
   ------------------------------ --------------------- --------------------
   2                              1.30%                 1.50%
   ------------------------------ --------------------- --------------------
   3                              1.90%                 2.20%
   ------------------------------ --------------------- --------------------
   4                              2.50%                 2.90%
   ------------------------------ --------------------- --------------------
   5                              3.10%                 3.60%
   ------------------------------ --------------------- --------------------
   6                              3.60%                 4.20%
   ------------------------------ --------------------- --------------------
   7                              4.20%                 4.80%
   ------------------------------ --------------------- --------------------
   8                              4.70%                 5.40%
   ------------------------------ --------------------- --------------------
   9                              5.20%                 6.00%
   ------------------------------ --------------------- --------------------
   10                             5.70%                 6.60%
   ------------------------------ --------------------- --------------------
   11                             6.10%                 7.00%
   ------------------------------ --------------------- --------------------
   12                             6.50%                 7.50%
   ------------------------------ --------------------- --------------------
   13                             7.00%                 8.00%
   ------------------------------ --------------------- --------------------
   14                             7.40%                 8.50%
   ------------------------------ --------------------- --------------------
   15                             7.80%                 9.00%
   ------------------------------ --------------------- --------------------
   16                             8.20%                 9.50%
   ------------------------------ --------------------- --------------------
   17                             8.60%                 9.90%
   ------------------------------ --------------------- --------------------
   18                             9.00%                 10.40%
   ------------------------------ --------------------- --------------------
   19                             9.40%                 10.80%
   ------------------------------ --------------------- --------------------
   20                             9.70%                 11.00%
   ------------------------------ --------------------- --------------------
   21 to 30                       10.00%                11.00%
   ------------------------------ --------------------- --------------------

                                     A-2-2

                                   SCHEDULE 3
                              S&P VOLATILITY BUFFER

Certificates:     Banc of America Funding 2006-I Trust Mortgage Pass-Through
Certificates, Series 2006-I, Overcollateralized Certificates
Highest Rating of Certificates: Class 6-A-1 and 6-A-2 rated "Aaa" by Moody's, "AAA" by S&P, and "AAA" by Fitch.
Scheduled Date Certificates will fall below $50,000,000: not applicable.
Last Scheduled Payment Date of Transactions: November 20, 2011

         The S&P Volatility Buffer will be determined using the following table:

        ----------------------------------------------------------------------------------------------------
                                           S&P Volatility Buffer
        ----------------------------------------------------------------------------------------------------
        Party A Rating*         Remaining Years to Maturity of Transactions
        ----------------------- ----------------------------------------------------------------------------
                                (Up to 5 years)         (Up to 10 years)            (Up to 30 years)
        ----------------------- ----------------------- --------------------------- ------------------------
        If, on the related Valuation Date, the highest rated Certificates are rated "AA-" or higher by S&P, the S&P Volatility Buffer is:
        ----------------------- ----------------------- --------------------------- ------------------------
        A-2                           3.25%                  4.00%                       4.75%
        ----------------------- ----------------------- --------------------------- ------------------------
        A-3                           4.00%                  5.00%                       6.25%
        ----------------------- ----------------------- --------------------------- ------------------------
        BB+ or lower                  4.50%                  6.75%                       7.50%
        ----------------------- ----------------------- --------------------------- ------------------------
        If, on the related Valuation Date, the highest rated Certificates are rated "A" or "A+" by S&P, the S&P Volatility Buffer is:
        ----------------------------------------------------------------------------------------------------
        BBB+/BBB                      3.25%                  4.00%                       4.50%
        ----------------------- ----------------------- --------------------------- ------------------------
        A-2                           3.25%                  4.00%                       4.50%
        ----------------------- ----------------------- --------------------------- ------------------------
        A-3/BBB-                      3.50%                  4.50%                       6.00%
        ----------------------- ----------------------- --------------------------- ------------------------
        BB+ or lower                  4.00%                  5.25%                       7.00%
        ----------------------- ----------------------- --------------------------- ------------------------

* This rating shall be the higher of the rating by S&P on the related Valuation Date of the long-term debt and short-term debt of Party A or its guarantor or other Credit Support Provider.



                                     A-3-1

                                   SCHEDULE 4
                            FITCH VOLATILITY CUSHION

Certificates:     Banc of America Funding 2006-I Trust Mortgage Pass-Through
Certificates, Series 2006-I, Overcollateralized Certificates
Highest Rating of Certificates: Class 6-A-1 and 6-A-2 rated "Aaa" by Moody's, "AAA" by S&P, and "AAA" by Fitch.
Scheduled Date Certificates will fall below $50,000,000: not applicable. Last Scheduled Payment Date of Transactions: November 20, 2011
Valuation Date (and Posting Frequency column):       Daily

         The Fitch Volatility Cushion will be determined using the following table:

 ------------------------------------------------------------------------
                        Fitch Volatility Cushion
                        (USD Interest Rate Swaps)
 ------------------------------------------------------------------------
 Remaining Years to                       Posting Frequency
 Maturity of Transactions            Daily          Weekly
 ------------------------------------------------------------------------
 If, on the related Valuation Date, the highest rated
 Certificates are rated "AA-" or higher by Fitch, the
 Fitch Volatility Cushion is:
 ------------------------------------------------------------------------
               1                                    0.8%
 ---------------------------- --------------------- ---------------------
               2                                    1.7%
 ---------------------------- --------------------- ---------------------
               3                                    2.5%
 ---------------------------- --------------------- ---------------------
               4                                    3.3%
 ---------------------------- --------------------- ---------------------
               5                                    4.0%
 ---------------------------- --------------------- ---------------------
               6                                    4.7%
 ---------------------------- --------------------- ---------------------
               7                                    5.3%
 ---------------------------- --------------------- ---------------------
               8                                    5.9%
 ---------------------------- --------------------- ---------------------
               9                                    6.5%
 ---------------------------- --------------------- ---------------------
               10                                   7.0%
 ---------------------------- --------------------- ---------------------
               11                                   7.5%
 ---------------------------- --------------------- ---------------------
               12                                   8.0%
 ---------------------------- --------------------- ---------------------
               13                                   8.5%
 ---------------------------- --------------------- ---------------------
               14                                   9.0%
 ---------------------------- --------------------- ---------------------
          > = 15                                    9.5%
 ------------------------------------------------------------------------
 If, on the related Valuation Date, the highest rated
 Certificates are rated "A+" or "A" by Fitch, the Fitch
 Volatility Cushion is:
 ---------------------------- ---------------------- --------------------
               1                                     0.6%
 ---------------------------- ---------------------- --------------------
               2                                     1.2%
  ---------------------------- ---------------------- --------------------
               3                                     1.8%
  ---------------------------- ---------------------- --------------------
               4                                     2.3%
  ---------------------------- ---------------------- --------------------
               5                                     2.8%
  ---------------------------- ---------------------- --------------------
               6                                     3.3%
  ---------------------------- ---------------------- --------------------

                                     A-4-1

               7                                     3.8%
 ---------------------------- ---------------------- --------------------
               8                                     4.2%
 ---------------------------- ---------------------- --------------------
               9                                     4.6%
 ---------------------------- ---------------------- --------------------
               10                                    5.0%
 ---------------------------- ---------------------- --------------------
               11                                   5.3%
 ---------------------------- --------------------- ---------------------
               12                                   5.7%
 ---------------------------- --------------------- ---------------------
               13                                   6.0%
 ---------------------------- --------------------- ---------------------
               14                                   6.4%
 ---------------------------- --------------------- ---------------------
          > = 15                                    6.7%
 ---------------------------- --------------------- ---------------------
 If, on the related Valuation Date, the highest rated
 Certificates are rated "A-" or "BBB+" by Fitch, the
 Fitch Volatility Cushion is:
 ------------------------------------------------------------------------
               1                                     0.5%
 ----------------------------- --------------------- --------------------
               2                                     1.0%
 ----------------------------- --------------------- --------------------
               3                                     1.6%
 ----------------------------- --------------------- --------------------
               4                                     2.0%
 ----------------------------- --------------------- --------------------
               5                                     2.5%
 ----------------------------- --------------------- --------------------
               6                                     2.9%
 ----------------------------- --------------------- --------------------
               7                                     3.3%
 ----------------------------- --------------------- --------------------
               8                                     3.6%
 ----------------------------- --------------------- --------------------
               9                                     4.0%
 ----------------------------- --------------------- --------------------
               10                                    4.3%
 ----------------------------- --------------------- --------------------
               11                                    4.7%
 ----------------------------- --------------------- --------------------
               12                                    5.0%
 ----------------------------- --------------------- --------------------
               13                                    5.3%
 ----------------------------- --------------------- --------------------
               14                                    5.6%
 ----------------------------- --------------------- --------------------
          > = 15                                     5.9%
 ----------------------------- --------------------- --------------------

                                     A-4-2